EXHIBIT 10.29

                       THE SHAAR FUND LTD.
                c/o SHAAR ADVISORY SERVICES LTD.
               62 King George Street, Apartment 4F
                        Jerusalem, Israel



                        December 2, 1998



VIA FEDERAL EXPRESS

DYNAMICWEB ENTERPRISES, INC.
Building F, Suite 209
271 Route 46 West
Fairfield, New Jersey 07001
Attention: Steven L. Vanechanos, Jr.

     Re:  $400,000 Investment by The Shaar Fund Ltd. in Series A
          6% Convertible Preferred Shares and a Common Stock
          Purchase Warrant of Dynamicweb Enterprises, Inc.



Gentlemen:

     Reference is hereby made in this letter agreement (this
"Letter Agreement") to the following documents:

          (i) the Securities Purchase Agreement dated as of August 7, 1998 (the "Securities, Purchase Agreement") between DYNAMICWEB ENTERPRISES, INC., a New Jersey corporation with principal executive offices located at 271 Route 46 West, Fairfield, NJ 07004 (the "Company") and THE SHAAR FUND, LTD. ("Buyer");

          (ii) the Registration Rights Agreement dated as of August 7, 1998 (the "Registration Rights Agreement") between the Company and Buyer;

          (iii) the Common Stock Purchase Warrant No. 1 dated as of August 7, 1998 ("Warrant No. 1") issued by the Company to
     Buyer to purchase 87,500 shares of the Company's common stock, par value $0.0001 (the "Common Stock");

          (iv)  the Escrow Instructions dated as of August 7,
     1998 (the "Escrow Instruction") among the Company, Buyer and
     Herrick Feinstein LLP (the "Escrow Agent"; and

          (v) all other documents and instruments executed and delivered by the Company or Buyer on the Initial Funding Date in order to consummate the transactions contemplated pursuant to the Securities Purchase Agreement (collectively, the "Ancillary Documents," and together with the Securities Purchase Agreement, the Securities Purchase Agreement, the
     <PAGE 1> Registration Rights Agreement, Warrant No. I and
     the Escrow Instructions, collectively referred to as the "Documents").

          In order to consummate the acquisition by Buyer from the Company of ___ shares of the Company's Series A 6% Preferred Stock, par value $O.001 (collectively, the "New Preferred Shares") and Common Stock Purchase Warrant No. 2 (the "New Warrant") to purchase ___ shares of the Company's Common Stock (a copy of which is attached hereto as Exhibit A) on the Second Funding Date, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms that are used and not defined herein shall have the respective meaning assigned to them in the Securities Purchase Agreement.

     2.   Amendments to the Documents.

          (a) The parties hereto covenant and agree that the Documents are hereby deemed amended as follows:

               (i)  all references to Subsequently Issued
     Preferred Shares in the Documents are amended to mean the New Preferred Shares;

               (ii)  all references to Subsequently Issued
     Warrants in the Documents are amended to mean the New
     Warrant;

               (iii) the reference to $675,000 as the amount of the Second Purchase Price in Section 1.B. of the Securities
     Purchase Agreement is hereby amended and changed to $400,000;

               (iv)  the reference to the definition of the
     Second Tranche in the Documents as being comprised of the Subsequently Issued Preferred Shares and the Subsequently Issued Warrants is amended and changed to reflect that the Second Tranche is comprised of the New Preferred Shares and the New Warrant.

          (b) Without limiting the generality of the foregoing, the following sections of the Documents are hereby amended as follows:

               (i) all references to 675 shares of Subsequently Issued Preferred Shares and 67,500 Subsequently Issued Warrants, respectively, in the first and second "WHEREAS" clauses of the Securities Purchase Agreement are amended to mean ___ shares of the New Preferred Shares and the New Warrant to purchase ___ shares of Common Stock, respectively;

               (ii)  the reference to the 675 shares of
     Subsequently Issued Preferred Shares and 67,500 Subsequently
     Issued Warrants in the first "WHEREAS" clause of the
     <PAGE 2> Registration Rights Agreement is amended to mean
     ___ shares of Common Stock; and

               (iii)  the reference to the 675 shares of
     Subsequently Issued Preferred Shares and 67,500 Subsequently
     Issued Warrants in the first paragraph of the Escrow
     Instructions is amended to mean ___ shares of the New
     Preferred Shares and the New Warrant to purchase shares of Common Stock.

     3. Closing Conditions. The Company represents, warrants and covenants that all of the Second Funding Requirements set forth at Section I.B. of the Securities Purchase Agreement have been completed and satisfied in all respects.

     4. Conditions to the Buyer's Obligations. The Company understands that Buyer's obligation to purchase the New Preferred
Shares and the New Warrant pursuant to this Letter Agreement and the Documents is conditioned upon:

          (a) Delivery by the Company to the Escrow Agent on the Second Funding Date of one or more certificates (I/N/O Buyer) evidencing the New Preferred Shares and the New Warrant to be purchased by Buyer pursuant to this Letter Agreement on the Second Funding Date;

          (b) The accuracy in all respects on the Second Funding Date of the representations and warranties of the Company contained in the Securities Purchase Agreement as if made on the Second Funding Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all respects on or before the Second Funding Date of all covenants and agreements of the Company required to be performed, by it pursuant to this Agreement on or before the Second Funding Date;

          (c) Buyer having received an opinion of counsel for the Company, dated as of the Second Funding Date, in form, scope and substance satisfactory to the Buyer;

          (d) There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on NASD/BBS, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions, or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof;

          (e)  There not having occurred any event or
development, and there being in existence no condition, having or which reasonably and foreseeably could have a Material Adverse Effect;
  <PAGE 3>
          (f) The Company shall have delivered to Buyer (as provided in the Escrow Instructions) reimbursement of Buyer's out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement and the Securities Purchase Agreement (including the fees and disbursements of Buyer's legal counsel);

          (g) There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Letter Agreement or the Securities Purchase Agreement; and

          (h) Solely with respect to the closing date occurring on the Second Funding Date, the Company shall have satisfied or performed all of the Second Funding Requirements and all other conditions set forth in Section I.B. of the Securities Purchase Agreement, or Buyer shall have waived the Company's compliance with such requirements.

     5. Conditions to the Company's Obligations. The Buyer understands that the Company's obligation to sell the New
Preferred Shares and the New Warrant on the Second Funding Date to Buyer pursuant to this Agreement and the Documents is conditioned upon:

          (a) Delivery by Buyer to the Escrow Agent of $400,000 on the Second Funding Date;

          (b) The accuracy in all material respects on the Second Funding Date of the representations and warranties of Buyer contained in the Securities Purchase Agreement as if made on the Second Funding Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Buyer in all material respects on or before the Second Funding Date of all covenants and agreements of Buyer required to be performed by it pursuant to this Letter Agreement or the Securities Purchase Agreement on or before the Second Funding Date; and

          (c) There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Letter Agreement or the Securities Purchase Agreement.

     6.   Deliveries Upon the Second Funding Date.  Upon the
Second Funding Date, the Company shall deliver to Buyer the following documents and instruments, all in the form, scope and substance satisfactory to Buyer:

          (a) one or more certificates (I/N/0 Buyer) evidencing the New Preferred Shares;

          (b) the New Warrant (I/N/0 Buyer) in the form attached hereto as Exhibit A; <PAGE 4>

          (c) the opinion of counsel for the Company dated as of the Second Funding Date in similar form to the opinion delivered on the Initial Funding Date;

          (d) an Officers' Certificate of the Company in similar form to the Officers' Certificate delivered on the Initial
Funding Date;

          (e)  a Certificate of Good Standing as of the Second
Funding Date; and

          (f) the Minutes of the Special Meeting of the Board of Directors of the Company approving the transaction contemplated by this Letter Agreement and the Documents.

     7. Closing. The issuance and sale of the Second Tranche shall occur on the Second Funding Date at the offices of the Escrow Agent (as defined in the Securities Purchase Agreement) in accordance with the terms and provisions of the Securities
Purchase Agreement.

     8. Governing Law; Miscellaneous. This Letter Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Letter Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Letter Agreement shall be legal and binding on all parties hereto. This Letter Agreement may be signed in one or more counterparts, each of which shall be deemed an original.
The headings of this Letter Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Letter Agreement. if any provision of this Letter Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter Agreement or the validity or enforceability of this Letter Agreement in any other jurisdiction. This Letter Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Letter Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     9. Notices. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:
  <PAGE 5>
          (a)  if to the Company, to:

               DYNAMICWEB ENTERPRISES, INC.
               271 Route 46 West
               Building F, Suite 209
               Fairfield, NJ 07001
               Attention: Steven L. Vanechanos, Jr.
               Telephone:  (973) 276-3107
               Facsimile: (973) 575-9830

               With a copy to:

               Stevens & Lee
               One Glenhardie Corporate Center Suite 202
               Wayne, PA 19087-0234
               Attention: Steve Ritner, Esq.
               Telephone: (610) 964-1480
               Facsimile: (610) 687-1384

          (b)  if to the Buyer, to

               THE SHAAR FUND LTD.,
               c/o SHAAR ADVISORY SERVICES LTD.
               62 King George Street, Apartment 4F
               Jerusalem, Israel
               Attention: Samuel Levinson

               with a copy to:

               Herrick, Feinstein LLP
               2 Park Avenue
               New York, New York 10016
               Attention: Irwin A. Kishner, Esq.
               Telephone: (212) 592-1435
               Facsimile: (212) 889-7577

     The Company, the Buyer or the Escrow Agent may change the foregoing address by notice given pursuant to this Section 9.

     10. Confidentiality. Each of the Company and Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Letter Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Letter Agreement) and information which is required to be disclosed by law (including,without limitations pursuant to Item 1O of Rule 601 of Regulation S-K under the Securities Act and the Exchange Act).

     11. Assignment. This Letter Agreement shall not be assignable by either of the parties hereto without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Buyer may assign its rights and <PAGE 6> obligations hereunder, in whole or in part, to any affiliate of Buyer who furnishes to the Company the representations and warranties set forth in Section II of the Securities Purchase Agreement and otherwise agrees to be bound by the terms of this Letter Agreement and the Documents.

     12. No Further Modification. Except as specifically provided in this Letter Agreement, nothing herein contained shall otherwise modify, reduce, amend or otherwise supplement the terms and provisions of the Documents, each of which remain in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     This letter is being delivered to you in duplicate. If it accurately describes the agreement between us, kindly so indicate by executing and returning one copy to the undersigned whereupon it will constitute our agreement with respect to the matters set forth above.

                         Sincerely,

                         THE SHAAR FUND, LTD.

                         By; INTERCARRIBBEAN SERVICES, INC.


                              By:_____________________________
                                   Name:
                                   Title:


AGREED TO AND ACCEPTED this
2nd day of December 1998.

DYNAMICWEB ENTERPRISES, INC.

By:___________________________
     Name: Steven L. Vanechanos, Jr.
     Title:

                            EXHIBIT A

               COMMON STOCK PURCHASE WARRANT NO. 2

      THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES
                   REPRESENTED HEREBY HAVE NOT
  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
      AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT,
     THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS
             OF THIS COMMON STOCK PURCHASE WARRANT.


            Number of Shares of Common Stock: ______
                          Warrant No. 2

                  COMMON STOCK PURCHASE WARRANT

                   To Purchase Common Stock of

                  Dynamicweb Enterprises, Inc.


     THIS IS TO CERTIFY THAT The Shaar Fund Ltd., or registered assigns, is entitled, at any time from the Initial Funding Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from DYNAMICWEB ENTERPRISES, INC., a New Jersey corporation (the "Company"), 67,500 shares of Common Stock

(as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price equal to $________ per share, all on the terms and pursuant to conditions and pursuant to the purchase price equal to the provisions hereinafter set forth.

     1.   DEFINITIONS

          As used in this Common Stock Purchase War-rant (this
"Warrant"), the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Initial
Funding Date, other than Warrant Stock.

          "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP (assuming the payment of tile exercise prices for such shares) by Richard A. Eisner & Company, LLP or any other firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Holder.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.
  <PAGE 10>
          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $0.0001, of the Company as constituted on the Initial Funding Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

          "Expiration Date" shall mean December 1, 2001.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose. <PAGE 11>

          "Initial Funding Date" means the date and time of the issuance and sale of the Initially Issued Preferred Shares (as defined in the Securities Purchase Agreement) and the Initially Issued Warrants (as defined in the Securities Purchase Agreement) in the First Tranche (as defined in the Securities Purchase Agreement).

          "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported on the National Association of Securities Dealers, Inc. ("NASD"), Over ("OTC") the Counter Bulletin Board System ("BBS", together with NASD and OTC, the "NASD/BBS"), or, if such security bid is not listed or admitted to trading on the Nasdaq, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any member firm of the NASD selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be, for the five (5) Trading Days immediately preceding the Initial Funding Date.

          "Other Property" shall have the meaning set forth in
Section 4.4.

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture. trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Registration Rights Agreement" shall mean the Registration Rights Agreement dated a date even herewith by and between the Company and The Shaar Fund Ltd., as it may be amended from time to time.

          "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance or the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).
  <PAGE 12>
          "Second Funding Date" means the date and time of the issuance and sale of the New Preferred Shares (as defined in the Securities Purchase Agreement) and the New Warrants (as defined in the Securities Purchase Agreement) in the Second Tranche (as defined in the Securities Purchase Agreement).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of August 7, 1998 by and between the Company and The Shaar Fund, Ltd. as it may be amended from time to time.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities
Act.

          "Transfer Notice" shall have the meaning set forth in
Section 9.2.

          "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

          "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

     2.   EXERCISE OF WARRANT

          2.1 Manner of Exercise. From and after the Second Funding Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

               In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 271 Route 46 West, Fairfield, New Jersey 07004, or at the office or agency designated by the Company pursuant to
Section 12, (i) a written notice of Holder's of election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in Cash Or by wire transfer or cashier's check drawn on a United States bank and (iii) this Warrant. Such notice shall be substantially in the form of the subscription
<PAGE 13> form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. if this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or pail hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

          2.2 Payment of Taxes and Charges. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, freely tradeable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

          2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which
<PAGE 14> Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the Initial Funding Date.

          2.4 Continued Validity. A holder of shares of Common Stock issued upon the exercise, of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; provided, however, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.

     3.   TRANSFER, DIVISION AND COMBINATION

          3.1 Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new warrant issued.

          3.2 Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
  <PAGE 15>
          3.3 Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

          3.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

     4.   ADJUSTMENTS

          The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

          4.1  Stock Dividends, Subdivisions and Combinations.
If at any time the Company shall:

               (a)  take a record of the holders of its Common
     Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional
     Shares of Common Stock,

               (b)  subdivide its outstanding shares of Common
     Stock into a larger number of shares of Common Stock, or

               (c)  combine its outstanding shares of Common
     Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

          4.2  Certain Other Distribution.  If at any time the
Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

               (a)  cash,

               (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or
  <PAGE 16>
               (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised the Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

          4.3 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

               (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b)  Fractional Interests.  In computing
     adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest
     1/10th of a share.

               (c) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (d)  Challenge to Good Faith Determination.
     Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Holder. <PAGE 17>

          4.4 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the night thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this War-rant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this
Section 4.4, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          4.5 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, which would have a materially adverse effect upon the rights of the Holder, the number of shares of Common Stock and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances, as determined in good faith by the Board of Directors-of the Company. <PAGE 18>

          4.6 Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

     5.   NOTICES TO HOLDER

          5.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.4 or 4.5) describing the number and kind of any other shares of stock or Other Property for which this warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

          5.2  Notice of Corporate Action.  If at any time

               (a)  the Company shall take a record of the
     holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 3 0 days' prior written notice of the date on which a record date shall be selected for such dividend,
<PAGE 19> distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14.2.

     6.   NO IMPAIRMENT

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in) the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately Prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.
<PAGE 20>

     7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

          From and after the Initial Funding Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

          Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

     9.   RESTRICTIONS ON TRANSFERABILITY

          The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9. <PAGE 21>

          9.1  Restrictive Legend.

               (a) The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until (i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

               Each certificate for Warrant Stock issuable hereunder shall bear a legend as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

               "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act and such laws. These securities may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act or such other laws."

               (b)  Except as otherwise provided in this
     Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

          9.2 Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give ten days, prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the Holder as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in
<PAGE 22> Section 9.1(a), and the Warrant issued upon such
Transfer shall bear the restrictive legend set forth in
Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The Holder shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2(a) that such opinion is reasonably satisfactory.

          9.3 Required Registration. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file with the Commission not later than the sixtieth (60th) day after the Initial Funding Date, a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrants and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but no later than one hundred and twenty
(120) days after the Initial Funding Date.

          9.4 Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the warrants) (1) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN
          WARRANT CONTAINED IN SECTION 9 HEREOF TERMINATED ON
          ____________, 19_, AND ARE OF NO FURTHER FORCE AND
          EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9. 1 (a).

          9.5 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange,

<PAGE 23> it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

     o r  SUPPLYING INFORMATION

          The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

     11.   LOSS OR MUTILATION

          Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     12.  OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

     13.  LIMITATION OF LIABILITY

          No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     14.  MISCELLANEOUS

          14.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to,
<PAGE 24> reasonable attorneys' fees, including those of
appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          14.2 Notice Generally. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

               (1)  if to the Company, to:

                    DYNAMICWEB ENTERPRISES, INC.
                    271 Route 46W, Building F, Suite 209
                    Fairfield, New Jersey 07004
                    Attention: Steven L. Vanechanos, Jr.
                    Telephone: (973) 276-3107
                    Facsimile: (973) 575-9830

                    With a copy to:

                    STEVENS & LEE
                    One Glenhardie Corporate Center, Suite 202
                    Wayne, PA 19087-0234
                    Attention: Steve Ritner, Esq.
                    Telephone: (610) 964-1480
                    Facsimile: (610) 687-1384

               (2)  if to the Holder, to:

                    THE SHAAR FUND LTD., c/o SHAAR ADVISORY
                    SERVICES LTD. 62 King George Street,
                    Apartment 4F Jerusalem, Israel
                    Attention: Samuel Levinson

                    With a copy to:

                    HERRICK, FEINSTEIN LLP
                    2 Park Avenue
                    New York, New York 10016
                    Attention: Irwin A. Kishner, Esq.
                    Telephone: (212) 592-1435
                    Facsimile: (212) 889-7577

The Company or the Holder may change the foregoing address by notice given pursuant to this Section 14.2.

          14.3 Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any
<PAGE 25> failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

          14.4 Remedies. Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of
Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          14.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

          14.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          14.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          14.8 Headings. The headings used in this Warrant are for the convenience of reference only reference only and shall not, for any purpose, be deemed a part of this Warrant.

          14.9 Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate sea.1 to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: December 2. 1998


                         DYNAMICWEB ENTERPRISES, INC.


                         By:___________________________________
                         Name: Steven L. Vanechanos, Jr.
                         Title:  Chief Executive Officer

Attest:


By: _______________________
     Name:
     Title:







[SEAL]

                            EXHIBIT A

                        SUBSCRIPTION FORM

         [To be executed only upon exercise of Warrant]


     The undersigned registered owner of this Warrant irrevocably exercises this warrant for the purchase of Shares of Common Stock of Dynamicweb Enterprises, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to whose address is and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                   (Name of Registered owner)

                 (Signature of Registered Owner)

                         Street Address)

                 (city)   (State)    (Zip Code)


NOTICE:   The signature on this subscription must correspond with

          the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B

                         ASSIGNMENT FORM


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:
                                        No. of Shares of
Name and Address of Assignee            Common Stock







and does hereby irrevocably constitute and appoint attorney-in-fact to register such transfer on the books of maintained for the purpose, with full power of substitution in the premises.

Dated:              Print Name:

                    Signature:

                    Witness:


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

  <PAGE 29>